                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                         Entercom Communications Corp.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                          ENTERCOM COMMUNICATIONS CORP.
                           401 City Avenue, Suite 409
                         Bala Cynwyd, Pennsylvania 19004

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

     The Annual Meeting of Shareholders of Entercom Communications Corp. (the "Company") will be held at the Radnor Hotel, 591 East Lancaster Ave., St. Davids, Pennsylvania, 19087 on Thursday, May 2, 2002 at 10:00 a.m. At the meeting, shareholders will be asked to consider and vote on the following proposals:

     Proposal 1:     The election of David J. Berkman and Lee Hague as Class A
                     directors for one-year terms expiring at the 2003 annual meeting; and

     Proposal 2:     The election of Joseph M. Field, David J. Field, John C.
                     Donlevie, Herbert Kean and Marie H. Field, as directors for one-year terms expiring at the 2003 annual meeting.

     The shareholders will also transact other business if any is properly brought before the 2002 annual meeting.

     If you were a shareholder of record of our Class A common stock, par value $.01 per share, or Class B common stock, par value $.01 per share, at the close of business on March 21, 2002, you may vote at the annual meeting as set forth in this proxy statement.

                                             By order of the Board of Directors,

                                             /s/ John C. Donlevie

                                             John C. Donlevie
                                             Secretary






     Bala Cynwyd, Pennsylvania
     April 1, 2002

          ------------------------------------------------------------------
          Please promptly complete, date, sign and return the enclosed proxy card whether or not you plan to attend the meeting.
          ------------------------------------------------------------------

          ------------------------------------------------------------------
          For information on accommodations and directions to the meeting, please refer to the last page of this proxy statement.
          ------------------------------------------------------------------

                          ENTERCOM COMMUNICATIONS CORP.
                           401 City Avenue, Suite 409
                         Bala Cynwyd, Pennsylvania 19004

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                                   May 2, 2002

     The Annual Meeting of Shareholders of Entercom Communications Corp. will be held at the Radnor Hotel, 591 East Lancaster Ave., St. Davids, Pennsylvania, 19087 on Thursday, May 2, 2002 at 10:00 a.m.

ABOUT THIS PROXY STATEMENT

     Our board of directors has sent you this proxy statement to solicit your vote at the annual meeting (including any adjournment or postponement of the annual meeting). We will pay all expenses incurred in connection with this proxy solicitation. In addition to mailing this proxy statement to you, we have hired Georgeson Shareholder to be our proxy solicitation agent for a fee of approximately $6,500 plus expenses. We also may make additional solicitations by telephone, facsimile or other forms of communication. Brokers, banks and other nominees who hold our stock for other beneficial owners will be reimbursed by us for their expenses related to forwarding our proxy materials to the beneficial owners. In this proxy statement we summarize information that we are required to provide to you under the Securities and Exchange Commission rules. This proxy statement is designed to assist you in voting your shares. On April 1, 2002, we began mailing the proxy materials to all shareholders of record of our Class A and Class B common stock, par value $.01 per share, at the close of business as of March 21, 2002.

     Unless the context requires otherwise, all references in this proxy statement to Entercom Communications Corp., "Entercom", "we," "us", "our" and similar terms, refer to Entercom Communications Corp. and its consolidated subsidiaries, excluding Entercom Communications Capital Trust.

INFORMATION ABOUT VOTING

     If you are a shareholder of record of our Class A common stock as of the close of business on March 21, 2002, you may vote your shares:

     . By Proxy: You can vote by completing, signing and dating the enclosed proxy card and returning it to us by mail in the envelope provided. The instructions for voting are contained on the enclosed proxy card. The individuals named on the card are your proxies. They will vote your shares as you indicate. If you sign your card without indicating how you wish to vote, all of your shares will be voted:

               .    FOR all of the nominees for Class A Director;

               . FOR all remaining nominees for Director other than Class A Directors; and

               . at the discretion of your proxies on any other matter that may be properly brought before the annual meeting; or

     .    In Person:  You may attend the annual meeting and vote in person.

     If you are a shareholder of record of our Class B common stock as of the close of business on March 21, 2002, you may vote your shares:

     By Proxy: You can vote by completing, signing and dating the enclosed proxy card and returning it to us by mail in the envelope provided. The instructions for voting are contained on the enclosed proxy card. The individuals named on the card are your proxies. They will vote your shares as you indicate. If you sign your card without indicating how you wish to vote, all of your shares will be voted:

               . FOR all of the nominees for Director other than Class A Directors; and

               . at the discretion of your proxies on any other matter that may be properly brought before the annual meeting; or

     .    In Person:  You may attend the annual meeting and vote in person.

     You may revoke your proxy before it is voted at the meeting if you:

     . send a written notice of revocation dated after the proxy date to our Corporate Secretary;

     . send our Corporate Secretary a later dated proxy for the same shares of common stock; or

     .    attend the annual meeting AND vote in person there.

     The address for our Corporate Secretary is Entercom Communications Corp., 401 City Avenue, Suite 409, Bala Cynwyd, Pennsylvania, 19004, Attention: John C. Donlevie, Secretary.

VOTING SECURITIES

     Our Amended and Restated Articles of Incorporation provide that each share of Class A common stock is entitled to one vote and that each share of Class B common stock is entitled to ten votes, except (1) any share of Class B common stock not voted by either Joseph M. Field or David J. Field, in their own right or pursuant to a proxy, is entitled to one vote; (2) the holders of Class A common stock, voting as a single class, are entitled to elect two Class A directors; (3) each share of Class B common stock is entitled to one vote with respect to any Going Private Transaction; and (4) as required by law. Therefore, only shareholders of our Class A common stock at the close of business on March 21, 2002, will be entitled to vote on Proposal 1, while shareholders of our Class A common stock and our Class B common stock at the close of business on March 21, 2002 will be entitled to vote on Proposal 2. At the close of business on March 21, 2002, there were 38,935,689 outstanding shares of our Class A common stock and 10,531,805 outstanding shares of our Class B common stock. Each share of Class B common stock voted by Joseph M. Field or David J. Field with respect to Proposal 2 is entitled to ten votes. Joseph M. Field's voting power includes the power to vote, pursuant to revocable proxy, 380,000 shares owned by Permitted Class B Transferees (as defined in our Amended and Restated Articles of Incorporation). Any shareholders of our Class C common stock, par value $.01 per share, would not be entitled to vote on these proposals.

INFORMATION ABOUT QUORUM AND REQUIRED VOTES

     The presence in person or by proxy of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter or proposal to be acted upon at the meeting shall constitute a quorum for the purposes of consideration and action on the matter or proposal. Votes on the proposals will be tallied as follows:

     . Proposal 1: Election of Class A Directors - The two persons nominated for Class A director receiving the most votes from shares of Class A common stock will be elected.

     . Proposal 2: Election of Other Directors - The five persons nominated as directors other than Class A directors receiving the most votes from all shares of Class A common stock and Class B common stock will be elected.

     Unless otherwise required by our bylaws or by applicable Pennsylvania law, any other matter properly presented for a vote at the meeting will require an affirmative vote from a majority of the votes of all shares of Class A common stock and Class B common stock that are present in person or by proxy and are voting on such proposal.

     Shares of our common stock represented by proxies that are marked "withhold authority" or are marked "abstain," or which constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum. Broker non-votes occur when a nominee holding shares of our common stock for a beneficial owner has not received voting instructions from the beneficial owner and such nominee does not possess or choose to exercise discretionary authority with respect thereto. With respect to any matter to be decided by a plurality (such as the election of directors) or a majority of the votes cast at the meeting, proxies marked "withhold authority" or marked "abstain," or which constitute broker non-votes will not be counted for the purpose of determining the number of votes cast at the meeting.

INFORMATION TO RELY UPON WHEN CASTING YOUR VOTE

     You should rely only on the information contained in this proxy statement. We have not authorized anyone to give any information or to make any representations in connection with this proxy solicitation other than those contained in this proxy statement. You should not rely on any information or representation not contained in this proxy statement as having been authorized by us. You should not infer under any circumstances that because of the delivery to you of this proxy statement there has not been a change in the facts set forth in this proxy statement or in our affairs since the date on this proxy statement. This proxy statement does not constitute a solicitation by anyone in any jurisdiction in which the solicitation is not authorized or in which the person making the solicitation is not qualified to do so or to anyone to whom it is unlawful to make a solicitation.

                                  THE PROPOSALS

                                   PROPOSAL 1

                          ELECTION OF CLASS A DIRECTORS

     Two Class A directors will be elected at the 2002 annual meeting to serve until the 2003 annual meeting. The two nominees are David J. Berkman and Lee Hague. David J. Berkman is an incumbent Class A director. These nominees have consented to serve if elected, but should any nominee be unavailable to serve, your proxy will vote for the substitute nominee recommended by the board of directors.

     The tables below contain certain biographical information about them as well as our other directors and executive officers.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE PERSONS
                     NOMINATED FOR DIRECTOR IN PROPOSAL 1.

NOMINEES FOR CLASS A DIRECTOR

David J. Berkman
Director since 1999
Age:  40

David J. Berkman has served as one of our directors since the consummation of our initial public offering in January 1999. He is the Managing Partner of Liberty Associated Partners, LP, a venture capital firm primarily engaged in the telecommunications, media and internet market segments. Liberty Associated Partners, LP was founded by principals of The Associated Group, Inc., which prior to its sale in 2000 was a multi-billion dollar publicly-traded owner and operator of communications related businesses of which Mr. Berkman was Executive Vice President. He also currently serves on the Boards of Directors of Internet Capital Group, Inc., Clearwire, Inc., V-Span, Inc., the Philadelphia Regional Performing Arts Center and the Franklin Institute. Mr. Berkman has a B.S. from the Wharton School of the University of Pennsylvania. Mr. Berkman's term as a director expires at the 2002 annual meeting of shareholders.


Lee Hague
Director since 1980
Age:  56

Lee Hague has served as one of our directors since 1980. Mr. Hague is currently the Chairman of the Board and Chief Executive Officer of Aspect Holdings Inc. Prior to joining Aspect Holdings Inc. in 1998, he served as President of Hague & Company over a period of 20 years. He has served as an independent consultant to various broadcasting groups and provided financial advisory and media brokerage services to the industry. Mr. Hague has over 20 years' experience in the radio industry. He has a B.S. from Northwestern University and an M.M. from the J.L. Kellogg Graduate School of Management, Northwestern University. Mr. Hague's term as a director expires at the 2002 annual meeting of shareholders.

                                   PROPOSAL 2

                           ELECTION OF OTHER DIRECTORS

     Five other directors will be elected at the 2002 annual meeting to serve until the 2003 annual meeting. The five nominees are Joseph M. Field, David J. Field, John C. Donlevie, Herbert Kean and Marie H. Field. Each of the nominees is an incumbent director. These nominees have consented to serve if elected, but should any nominee be unavailable to serve, your proxy will vote for the substitute nominee recommended by the board of directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE PERSONS
                      NOMINATED AS DIRECTOR IN PROPOSAL 2.

NOMINEES FOR OTHER DIRECTORS

Joseph M. Field
Chairman of the Board and
Chief Executive Officer
Director since 1968
Age:  70

Joseph M. Field founded Entercom in 1968 and has served since our inception as our Chairman of the Board and Chief Executive Officer and was our President until September 1998. Before entering the broadcasting business, he practiced law for 14 years in New York (including service as an Assistant United States Attorney) and Philadelphia. Mr. Field served on the Board of Directors of the National Association of Broadcasters for four years as a representative of the major radio group broadcasters. He currently serves on the Boards of Directors of The Philadelphia Orchestra, the Curtis Institute of Music, The Mary Louise Curtis Bok Foundation, the Settlement Music School, the American Interfaith Institute, the National Liberty Museum, the Jewish Education and Vocational Service (JEVS), and the Philadelphia Chamber Music Society. Mr. Field has a B.A. from the University of Pennsylvania and an L.L.B. from Yale Law School. He is the spouse of Marie H. Field and the father of David J. Field. Mr. Field's term as a director expires at the 2002 annual meeting of shareholders.

David J. Field
President and Chief Operating
Officer
Director since 1995
Age:  39

David J. Field has served as our President since 1998, our Chief Operating Officer since 1996 and one of our directors since 1995. He also served as our Chief Financial Officer from 1992 to 1998. Mr. Field joined us in 1987 and served as our Director of Finance and Corporate Development from 1987 to 1988, Vice President-Finance and Corporate Development from 1988 to 1992, Vice President-Operations and Chief Financial Officer from 1992 to 1995 and Senior Vice-President-Operations and Chief Financial Officer from 1995 to 1996. Prior to joining us, he was an investment banker with Goldman, Sachs & Co. Mr. Field currently serves on the Boards of Directors of the Radio Advertising Bureau, the Philadelphia Zoo and The Wilderness Society. He has a B.A. from Amherst College and an M.B.A. from the Wharton School of the University of Pennsylvania. Mr. Field is the son of Joseph M. Field and Marie H. Field. Mr. Field's term as a director expires at the 2002 annual meeting of shareholders.

John C. Donlevie
Executive Vice President,
Secretary, and General Counsel
Director since 1989
Age:  55

John C. Donlevie has served as our Executive Vice President, General Counsel and one of our directors since 1989, our Secretary since 1998 and was our Vice President-Legal and Administrative from 1984 when he joined us to 1989. Prior to joining us, Mr. Donlevie practiced law for 11 years, most recently as Corporate Counsel of Ecolaire Incorporated in Malvern, Pennsylvania. He has a B.S. in Engineering from Drexel University and a J.D. from Temple University School of Law. Mr. Donlevie's term as a director expires at the 2002 annual meeting of shareholders.

Herbert Kean
Director since 1968
Age:  70

Herbert Kean. has served as one of our directors since our inception. In addition, he served as our Secretary from our inception until 1984. Herbert Kean is currently a medical physician in private practice in the Philadelphia area. He has a B.S. from the University of Pennsylvania and an M.D. from Hahnemann University. He is a clinical professor at Thomas Jefferson University Medical College and Chairman of the Public Health Committee of the Philadelphia County Medical Society. Herbert

Kean's term as a director expires at the 2002 annual meeting of shareholders.

Marie H. Field
Director since 1989
Age:  64

Marie H. Field has served as one of our directors since 1989. She served for over 25 years as a teacher in public and private schools in New York and Philadelphia. Mrs. Field serves on the Board of Directors of the Ovarian Cancer Research Fund in New York, the Board of Overseers of the University of Pennsylvania School of Social Work, the Education Board of the National Liberty Museum and the Board of Project Forward Leap. She has a B.A. from Barnard College. Mrs. Field is the spouse of Joseph M. Field and the mother of David J. Field. Mrs. Field's term as a director expires at the 2002 annual meeting of shareholders.

EXECUTIVE OFFICERS

     In the table below we set forth certain information on those persons currently serving as our Executive Officers. Biographical information on Joseph
M. Field, Chairman of the Board and Chief Executive Officer, David J. Field, President and Chief Operating Officer, and John C. Donlevie, Executive Vice President, Secretary and General Counsel, is included above in the section entitled "Nominees for Other Directors."



-------------------------------------------------------------------------------------------------------------------------
             NAME AND TITLE                  AGE                        PRIOR BUSINESS EXPERIENCE
-------------------------------------------------------------------------------------------------------------------------
Joseph M. Field                              70     See "Nominees for Other Directors" above.
    Chairman of the Board and Chief
    Executive Officer
-------------------------------------------------------------------------------------------------------------------------
David J. Field                               39     See " Nominees for Other Directors " above.
     President and Chief Operating
     Officer
-------------------------------------------------------------------------------------------------------------------------
John C. Donlevie                             55     See " Nominees for Other Directors " above.
     Executive Vice President, Secretary
     and General Counsel
-------------------------------------------------------------------------------------------------------------------------
Stephen F. Fisher                            49     Stephen F. Fisher has served as our Senior Vice President and Chief
    Executive Vice President and Chief              Financial Officer from 1998 to 2000. In 2000 he became Executive Vice
    Financial Officer                               President and Chief Financial Officer. From 1994 to 1998, he was a
                                                    Managing Director with a private equity firm located in Bala Cynwyd,
                                                    Pennsylvania. From 1978 to 1994, Mr. Fisher held numerous operational and financial management positions with Westinghouse Broadcasting
                                                    Company (now part of Viacom Inc.), including the positions of
                                                    Executive Vice President, General Manager of their Los Angeles news radio station and Controller of the Radio Group. He has an M.A. from
                                                    Bob Jones University and an M.B.A. from the University of South
                                                    Carolina.
-------------------------------------------------------------------------------------------------------------------------


THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     Presently, there are ten members on our board of directors, seven of whom are neither officers nor employees of our company. The board met four times in 2001.

     Our board has adopted certain standing committees including: (1) audit, (2) compensation and (3) nominating.

     Audit Committee. The audit committee consists of David J. Berkman, Lee Hague and S. Gordon Elkins, each of whom is independent as the term independence is defined in Section 303.01 (B)(2)(a) and (3) of the listing standards of the New York Stock Exchange. The audit committee met five times in 2001. The responsibilities of the audit committee include:

     . recommending to the board of directors the independent auditors to conduct the annual audit of our financial statements;

     . reviewing the proposed scope of the audit and approving the audit fees to be paid;

     . reviewing our accounting and financial controls with the independent auditors and our financial and accounting staff; and

     .    reviewing and discussing financial statements with management.

The board of directors has adopted a written audit committee charter, a copy of which is attached as Appendix A.

     Audit Committee Report.

     To the Board of Directors:

     The audit committee has reviewed and discussed with management our audited financial statements as of and for the year ended December 31, 2001.

     The audit committee has discussed with the independent auditors, Arthur Andersen LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The audit committee has received and reviewed the written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with Arthur Andersen LLP their independence.

     Based on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors that the financial statements referred to above be included in the company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities Exchange Commission.

                                                          David J. Berkman
                                                          S. Gordon Elkins
                                                          Lee Hague

     Audit Fees. The aggregate fees billed to us by Arthur Andersen LLP for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2001, and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for that year, were $160,000.

     Financial Information Systems Design and Implementation Fees. No fees were billed to us by Arthur Andersen LLP for professional services relating to financial information systems design and implementation for the year ended December 31, 2001.

     All Other Fees. No fees were billed to us by Arthur Andersen LLP for services rendered to us for the year ended December 31, 2001, other than the services described above under "Audit Fees."

     There were no non-audit services provided by Arthur Andersen LLP to us for the year ended December 31, 2001.

     Compensation Committee. Our compensation committee consists of Michael R. Hannon, Thomas H. Ginley and Herbert Kean. Our compensation committee met once in 2001. The compensation committee conducts a general review of our compensation plans to ensure that they meet corporate objectives, including review and approval of all compensation paid to our executive officers. The responsibilities of the compensation committee also include administering and interpreting our Employee Stock Purchase Plan and the Entercom 1998 Equity Compensation Plan, including selecting the officers, employees and other qualified recipients that will be granted awards under the Entercom 1998 Equity Compensation Plan.

     Nominating Committee. Our nominating committee consists of David J. Berkman, Lee Hague and Michael R. Hannon and met four times in 2001. The nominating committee is responsible for the recommendation of criteria for selection of board members and assisting the board in identifying candidates for the board. The nominating committee will consider nominees recommended by shareholders. Shareholders should submit any such recommendations to our Corporate Secretary.

DIRECTOR COMPENSATION

     All of our non-employee directors receive a fee of $1,000 for each board meeting that they attend in person, $500 for each committee meeting that they attend in person and $250 for each telephonic meeting of the board or a committee. Employee directors are not entitled to receive additional compensation for their services as directors. In addition, during the first quarter of 2001, Marie H. Field, S. Gordon Elkins, Lee Hague, Thomas H. Ginley, Herbert Kean, Michael R. Hannon and David J. Berkman received stock options under the Entercom 1998 Equity Compensation Plan.

EXECUTIVE OFFICER COMPENSATION

     The following table provides summary information concerning compensation paid to or earned by our Chief Executive Officer and our other most highly compensated executive officers for services rendered during the years ended 1999, 2000 and 2001 (the "Named Executive Officers"):

                           Summary Compensation Table



                                                                                                         Long-term
                                                                                                       Compensation
                                                                                                      -------------
                                                                                                         Number of
                                                                                                        Securities
                                                    Annual Compensation                                 Underlying
                                            ------------------------------------       Other Annual       Option
Name and Principal Position                 Period        Salary        Bonus (1)      Compensation       Granted
---------------------------                 ------        ------        --------       ------------       -------
Joseph M. Field, Chairman of the Board       1999        $563,320       $250,000           (2)            372,223
   and Chief Executive Officer               2000         600,000        400,000                          100,000
                                             2001         600,000        267,000                          100,000

David J. Field, President and Chief          1999         350,000        200,000           (2)            258,334
   Operating Officer                         2000         450,000        350,000                          100,000
                                             2001         450,000        267,000                          100,000

Stephen F. Fisher, Executive Vice            1999         250,000        150,000           (2)            116,667
   President and Chief Financial Officer     2000         300,000        200,000                           75,000
                                             2001         300,000        175,000                           50,000

John C. Donlevie, Executive Vice             1999         225,000        125,000           (2)            115,556
   President, Secretary and General          2000         265,000        150,000                           25,000
   Counsel                                   2001         265,000        100,000                           25,000

(1) Includes amounts accrued during the year presented but paid in the subsequent year.

(2) Value of prerequisites and other personal benefits paid does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the Named Executive Officer and, therefore, is not required to be disclosed pursuant to rules of the Commission.

Stock Option Tables

     Our Named Executive Officers are eligible to receive stock option grants under the Entercom 1998 Equity Compensation Plan. The following table contains information concerning the stock option grants made to each of the Named Executive Officers, discussed above, during the year ended December 31, 2001:

              Stock Option Grants for Year Ended December 31, 2001


                                                                                          Potential Realizable Value
                          Number of   Percentage of                                       at Assumed Annual Rates of
                         Securities   Total Options    Exercise    Market                  Stock Price Appreciation
                         Underlying     granted to        or      Price on                   for Options Terms(1)
                           Options     Employees in      Base       Grant    Expiration    --------------------------
      Name                 Granted         Year         Price       Date       Date            5%            10%
---------------          ----------   -------------    --------   --------   ----------    -----------   ------------
Joseph M. Field           100,000         11.6%        $40.00      $40.00    01/09/11      $2,515,579      $6,374,970
David J. Field            100,000         11.6          40.00       40.00    01/09/11       2,515,579       6,374,970
Stephen F. Fisher         50,000           5.8          40.00       40.00    01/09/11       1,257,789       3,187,485
John C. Donlevie          25,000           2.9          40.00       40.00    01/09/11         628,895       1,593,742

(1) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the Securities and Exchange Commission. There can be no assurance that the actual stock price appreciation over the ten-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of our Class A common stock appreciates over the option term, no value will be realized from the option grants. The potential realizable value is calculated by assuming that the fair market value of our Class A common stock on the date of grant of the options appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day at the appreciated price.

     The following table sets forth information concerning each option exercised by the Named Executive Officers during the year ended December 31, 2001 and option holdings at December 31, 2001 by the Named Executive Officers:

                    Stock Option Exercises and Year-End Value

--------------------------------------------------------------------------------------------------------------------
                          Shares                                                            Value of Unexercised
                        Acquired on       Value        Number of Shares Underlying      In-the-Money Options at Year
Name                     Exercise       Realized     Unexercised Options at Year End              End (1)
-----------------       -----------     --------     -------------------------------    ----------------------------
                                                       Exercisable     Unexercisable    Exercisable    Unexercisable
                                                     -------------    --------------    -----------    -------------
Joseph M. Field              -              -            211,112       361,111         $  3,846,205    $  5,958,678
David J. Field               -              -            154,168       304,166            2,884,939       4,997,375
Stephen F. Fisher           5,000     $  158,450          72,084       164,583              698,716       1,994,001
John C. Donlevie             -              -             64,028       101,528            1,121,709       1,649,834

(1) Value is determined by subtracting the exercise price from the fair market value of our Class A common stock multiplied by the number of shares underlying the options. Fair market value is based on the New York Stock Exchange closing price of our Class A common stock on December 29, 2001 of $50.00 per share. Options which are not in the money are not considered for purposes of this computation.

Employee Stock Purchase Plan

     A total of up to 1,850,000 shares of our Class A common stock may be issued under the Employee Stock Purchase Plan, subject to adjustment. Under our Employee Stock Purchase Plan, we will withhold a specified percentage (not to exceed 10%) of the compensation paid to each participant, and the amount withheld (and any additional amount contributed by the participant which together with payroll withholdings does not exceed 10% of the participant's compensation) will be used to purchase our Class A common stock on the last day of each purchase period. The purchase price will be the value of the stock on the last day of the purchase period less a discount not to exceed 15% as determined by the compensation committee in advance of the purchase period. The length of each purchase period shall be specified by the compensation committee. The maximum value of shares that a participant in the Employee Stock Purchase Plan may purchase during any calendar year is $25,000.

Entercom 1998 Equity Compensation Plan

     Effective as of June 24, 1998, we adopted the Entercom 1998 Equity Compensation Plan (the "Plan") in order to attract and retain our employees, employees of our subsidiaries (including employees who are officers or directors) and executive officers, and to provide incentives to our non-employee directors and certain advisors and consultants who perform services for us and our subsidiaries. The Plan, as amended, provides for grants to our employees and employees of our subsidiaries (including employees who are officers or directors), our non-employee directors and certain advisors and consultants who perform services for us and our subsidiaries, of:

          .    incentive stock options;

          . "nonqualified stock options" that are not intended to qualify as incentive stock options;

          .    restricted stock; and

          .    stock appreciation rights.

Only shares of Class A common stock may be issued under the Plan.

     General. Subject to adjustment, we may issue shares of Class A common stock up to an amount equal to 10% of our outstanding Class A, Class B and Class C common stock plus 2,500,000 shares under the Plan. As of February 27, 2002, we have issued 16,112 shares of restricted stock and we have issued nonqualified stock options to purchase 4,377,603 shares of Class A common stock having a weighted average exercise price of $38.75 per share. We have not issued any incentive stock options or stock appreciation rights. The number of shares for which incentive stock options may be issued under the Plan may not exceed 1,850,000 shares, subject to adjustment, and the number of shares of restricted stock that may be issued under the Plan may not exceed 925,000 shares, subject to adjustment.

     Administration of the Entercom 1998 Equity Compensation Plan. The Plan is administered and interpreted by our compensation committee. Subject to the ratification or approval by the board of directors, if the board retains the right, the committee has the sole authority to:

     .    determine the individuals that shall be given awards;

     .    determine the terms of the awards;

     . delegate to our Chief Executive Officer, Joseph M. Field, the authority to make grants to certain non-executive officer employees; and

     .    deal with any other matters arising under the Plan.

     Options. The exercise price of any incentive stock option will not be less than the fair market value of our Class A common stock on the date of the grant, or not less than 110% of the fair market value of the common stock in the case of an employee who owns more than 10% of our Class A, Class B and Class C common stock. The exercise price of any nonqualified stock option may be greater than, equal to or less than the fair market value of our Class A common stock on the date of the grant. The exercise period of an option may not exceed ten years from the date of the grant, and the exercise period of an incentive stock option granted to an employee who owns more than 10% of the Class A, Class B and Class C common stock may not exceed five years from the date of the grant. The participant may pay the exercise price in cash or, with approval of the committee, by delivering shares of common stock owned by the participant and having a fair market value on the date of exercise equal to the exercise price or by any other method that the committee approves.

Employment Agreements

     Joseph M. Field Employment Agreement. We have entered into an employment agreement with Joseph M. Field pursuant to which Mr. Field serves as our Chief Executive Officer. The employment agreement may be terminated upon written notice no less than 30 days prior to the end of any calendar year. Mr. Field's salary for the year 2001 was $600,000. The board of directors may approve additional salary, bonuses, fees, or other compensation. Absent our express prior written consent, Mr. Field is prohibited, in the event of his termination by resignation or for cause, for a period of two years following the termination of the employment agreement, from engaging in any broadcast business that we compete with in any standard metropolitan statistical area in which we are then operating a broadcast property.

     David J. Field Employment Agreement. We have entered into an employment agreement with David J. Field, pursuant to which Mr. Field serves as our President and Chief Operating Officer. The employment agreement provides that Mr. Field's employment may be terminated at will by either party (1) immediately if good cause for termination exists, or (2) upon thirty days notice in the absence of good cause. Pursuant to this employment agreement, Mr. Field's salary for the year 2001 was $450,000. The board of directors may approve additional salary, bonuses, fees, or other compensation.

     John C. Donlevie Employment Agreement. We have entered into an employment agreement with John C. Donlevie pursuant to which Mr. Donlevie serves as our Executive Vice President, Secretary and General Counsel. The employment agreement provides that Mr. Donlevie's employment may be terminated at will by either party (1) immediately if good cause for termination exists, or (2) upon thirty days notice in the absence of good cause. Pursuant to this employment agreement, Mr. Donlevie's salary for the year 2001 was $265,000. The board of directors may approve additional salary, bonuses, fees, or other compensation.

     Stephen F. Fisher Employment Agreement. We are in the process of negotiating a new employment agreement with Stephen F. Fisher, to serve as our Chief Financial Officer and Executive Vice President, that will replace the employment agreement that expired as of December 31, 2001.

Performance Graph

     The following line graph compares the yearly percentage change in the cumulative total shareholder return on our Class A common stock against the cumulative total return of (1) the NYSE Stock Market Composite Index (US Companies), (2) the S&P 500 Index, (3) the S&P Broadcasting & Cable TV Index and
(4) a peer group index. The companies that make up the peer group are listed below, and they consist of radio and television companies. In the proxy statement for the 2003 annual meeting we will not compare the yearly percentage change in the cumulative total shareholder return on our Class A common stock against the cumulative total shareholder return of the NYSE Stock Market Composite Index (US Companies) or the cumulative total shareholder return of the peer group index. We believe that the S&P 500 Index and the S&P 500 Broadcasting & Cable TV Index are more relevant comparisons for a radio broadcasting company.

                 COMPARISON OF 35 MONTH CUMULATIVE TOTAL RETURN*

                                    [CHART]


*Assumes $100 invested on 1/29/99 in stock or on 12/31/98 in index-including reinvestment of dividends.


                                                Cumulative Total Shareholder Return
------------------- ------- -------- ------- ------- ------- -------- ------- ------- ------- -------- ------- ------- --------
                    1/29/99  3/99     6/99    9/99   12/99    3/00     6/00    9/00   12/00    3/01     6/01    9/01    12/01
------------------- ------- -------- ------- ------- ------- -------- ------- ------- ------- -------- ------- ------- --------
Entercom            100.00  115.04   139.02  117.07  215.45  165.85   158.54  97.36   111.99  127.80   174.34  110.57  162.60
Communications
Corp.
------------------- ------- -------- ------- ------- ------- -------- ------- ------- ------- -------- ------- ------- --------
NYSE Composite      100.00  101.31   108.78  99.49   109.15  108.71   107.91  111.28  110.25  99.97    104.36  91.28   98.99
------------------- ------- -------- ------- ------- ------- -------- ------- ------- ------- -------- ------- ------- --------
S&P 500             100.00  104.98   112.38  105.37  121.04  123.82   120.53  119.36  110.02  96.98    102.66  87.59   96.95
------------------- ------- -------- ------- ------- ------- -------- ------- ------- ------- -------- ------- ------- --------
S&P Broadcasting    100.00  123.61   139.55  142.93  174.69  157.96   155.54  133.75  126.15  132.64   144.62  103.40  120.62
& Cable TV
------------------- ------- -------- ------- ------- ------- -------- ------- ------- ------- -------- ------- ------- --------
Peer Group          100.00  104.31   112.24  122.25  147.11  125.81   129.95  102.87  90.41   79.14    92.32   59.00   79.27
------------------- ------- -------- ------- ------- ------- -------- ------- ------- ------- -------- ------- ------- --------

(1) The peer group index consists of Ackerley Group, Inc., Citadel Communications Corp., Clear Channel Communications, Cox Radio, Inc., E Z EM, Inc., Emmis Communications Corp., Entercom Communication Corp., Fox Entertainment Group, Inc., Gaylord Entertainment Co., Gray Communications Systems Inc., Hearst-Argyle Television Inc., Infinity Broadcasting Corp., Salem Communications Corp. and Univision Communications Inc. Data for Citadel Communications Corp. ("Citadel") is included only through June 2001 because Citadel was thereafter acquired and data for Infinity Broadcasting Corp. ("Infinity") is included only through December 2000 because Infinity was thereafter acquired.

Compensation Committee Report on Executive Compensation

     The compensation committee is responsible, subject to the approval of the board of directors, for establishing our compensation program. The compensation committee reviews and recommends the compensation arrangements for all executive officers and certain management employees, and takes such other actions as may be required in connection with our compensation plans.

     Compensation Philosophy and Policy. Our compensation philosophy is to motivate our executive officers and management employees to attain financial, operational and strategic objectives through a competitive compensation program while also aligning the financial goals of our executives and management with those of our shareholders. In administering the program, the compensation committee assesses the performance of our business and our employees relative to those objectives. The compensation committee also considers the performance of our business as compared to the performance of our competitors. Our compensation program generally provides incentives to achieve both annual and longer term objectives. The principal elements of the compensation plan include base salary, cash bonus awards and stock awards in the form of grants of stock options, restricted common stock and other stock-related benefits (including participation in the Employee Stock Purchase Plan). These elements generally are blended in order to implement our compensation philosophy.

     Base Salary. During 2001, we had employment agreements with each of Joseph
M. Field, David J. Field, John C. Donlevie and Stephen F. Fisher. In setting base salaries for officers and employees, we consider the experience of the individual, the scope and complexity of the position, our size and growth rate and the compensation paid by our competitors. Due to the increasingly competitive nature of our industry segment, compensation amounts paid by our competitors are expected to continue to grow in importance as we assess our future compensation structure to ensure our ability to continue to attract and retain highly qualified executives.

     Bonuses. All of our executive officers (to the extent they are not already entitled to receive a bonus under their respective employment agreements), are eligible to receive bonuses subject to satisfaction of specified performance criteria. For 2001, Joseph M. Field, David J. Field, Stephen F. Fisher and John
C. Donlevie received discretionary bonuses determined by the compensation committee.

     Stock Awards. To promote our long-term objectives, stock awards are made to our employees and employees of our subsidiaries (including employees who are officers or directors), our non-employee directors and certain advisors and consultants who are in a position to make a significant contribution to our long-term success. The stock awards are made pursuant to the Entercom 1998 Equity Compensation Plan, in the form of nonqualified stock options and incentive stock options, as defined in our Equity Plan, stock appreciation rights and restricted stock awards. Subject to the approval of the board of directors, if the board retains the right, the compensation committee has the sole authority to determine the individuals that shall be given awards and the terms of the awards.

     Chief Executive Officer Compensation. Joseph M. Field received $600,000 in annual salary in 2001 pursuant to his employment agreement. Mr. Field's compensation was determined based upon the same factors used in setting other executive officer salaries, as well as the salaries paid to chief executive officers of comparable companies and his leadership in setting and pursuing our financial, operational and strategic objectives. These awards reflect Mr. Field's success in the pursuit of various strategic objectives, including acquisitions, foresight in avoiding over-priced acquisitions and the significant growth in same station revenue growth and broadcast cash flow achieved by the company.

     Tax Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), imposes limitations upon the federal income tax deductibility of compensation paid to our chief executive officer and to each of our other four most highly compensated executive officers. Under these limitations, we may deduct such compensation only to the extent that during any year the compensation paid to any such officer does not exceed $1,000,000 or meets certain specified conditions (such as certain performance-based compensation that has been approved by our shareholders). Based on our current compensation plans and policies and proposed regulations interpreting the Internal Revenue Code, we believe that, for the near future, there is not a significant risk that we will lose any significant tax deduction for executive compensation. Our compensation plans and policies may be modified if we and our compensation committee determine that such an action is in the best interests of our shareholders.

     The committee is currently comprised of Michael R. Hannon, Thomas H. Ginley and Herbert Kean, each a non-employee director.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of January 31, 2002 regarding the beneficial ownership of our common stock by:

     . each person known by us to beneficially own more than 5% percent of any class of our common stock;

     .    each of our directors and Named Executive Officers; and

     .    all of our directors and executive officers as a group.

     Each shareholder possesses sole voting and investment power with respect to the shares listed, unless otherwise noted. Shares of common stock subject to options currently exercisable or which are exercisable within 60 days are deemed outstanding for calculating the percentage of outstanding shares of the person holding these options but are not deemed outstanding for calculating the percentage of any other person.


                                                           Common Stock
                                             Class A (1)                   Class B (2)
                                    ----------------------------  ----------------------------
                                                                                                  Percent of  Percent of
                                    Number of Shares              Number of Shares                   Total       Total
                                      Beneficially    Percent of    Beneficially    Percent of     Economic     Voting
Name of Beneficial Owner                Owned (3)        Class       Owned (3)         Class       Interest      Power
--------------------------------    ----------------  ----------  ----------------  ----------    ----------  ----------
Joseph M. Field (4)(5)..........       1,002,586          4.3%       9,782,555           92.9%       23.6%      70.4%
David J. Field (4)(6)...........       2,029,143          5.8          749,250            7.1         6.l        6.8
John C. Donlevie................          91,702          *                 --           --           *          *
Stephen F. Fisher...............          97,143          *                 --           --           *          *
Herbert Kean ...................         710,238          3.0               --           --           2.3        *
S. Gordon Elkins (4)(7).........       2,519,003          7.2               --           --           5.6        1.8
Thomas H. Ginley (8)............         711,859          2.0               --           --           1.6        *
Lee Hague.......................          11,251          *                 --           --           *          *
Marie H. Field (4)(9)...........       1,002,586          4.3          380,000            3.6         3.1        1.0
Michael R. Hannon (10)..........           7,084          *                 --           --           *          *
David J. Berkman................           9,584          *                 --           --           *          *
Putnam Investments, LLC (11)
One Post Office Square
Boston, MA  02109...............       3,568,856         10.2               --           --           7.9        2.6
All directors and executive
officers as a group
(11 persons)....................       3,995,981         15.1       10,531,805          100          31.5       77.6

----------

*    Less than one percent.

(1) For the purpose of calculating the percentage of Class A common stock held by each shareholder, the total number of shares of Class A common stock outstanding does not include the shares of Class A common stock issuable upon conversion of the outstanding shares of Class B common stock. The number of shares of Class A common stock also includes all issued shares of restricted stock and shares that may be acquired within 60 days through the exercise of options.

(2) The Class A common stock and the Class B common stock vote together as a single class on all matters submitted to a vote of shareholders. Each share of Class A common stock is entitled to one vote. Each share of Class B common stock is entitled to ten votes, except: (a) any share not voted by either Joseph M. Field or David J. Field is entitled to one vote; (b) the holders of Class A common stock, voting as a separate class, are entitled to elect two directors; (c) each share of Class B common stock is entitled to one vote with respect to any "going private" transactions under the Exchange Act; and (d) as required by law. The shares of Class B common stock are convertible in whole or in part, at the option of the holder, subject to certain conditions, into the same number of shares of Class A common stock and shares that may be acquired within 60 days through the exercise of options.

(3) Shares beneficially owned and percentage ownership are based on 34,829,917 shares of Class A common stock and 10,531,805 shares of Class B common stock outstanding as of January 31, 2002. The number of shares of Class A common stock also includes all issued shares of restricted stock and shares that may be acquired within 60 days through the exercise of options.

(4) The address of these shareholders is 401 City Avenue, Suite 409, Bala Cynwyd, Pennsylvania 19004.

(5) Includes with respect to Class A common stock (a) 558,607 shares of Class A common stock beneficially owned by Marie H. Field, wife of Joseph M. Field,
     (b) 38,578 shares of Class A common stock held of record by Joseph M. Field as trustee of a trust for the benefit of a sister of Marie H. Field, (c) 106,549 shares of Class A common stock beneficially owned by Joseph M. Field as a director and officer of the

     Joseph and Marie Field Foundation, (d) 291,668 shares of Class A common stock which may be acquired through the exercise of options and (e) 7,084 shares of Class A common stock which may be acquired by Marie H. Field, wife of Joseph M. Field, through the exercise of options, and includes with respect to Class B common stock, 380,000 shares of Class B common stock beneficially owned by Marie H. Field, which Mr. Field may vote pursuant to a revocable proxy. See Note 2 above.

(6)  Includes (a) 306,094 shares of Class A common stock held of record by David
     J. Field as co-trustee of a trust for the benefit of Nancy E. Field, (b) 513,876 shares of Class A common stock held of record by David J. Field as co-trustee of a trust for the benefit of David J. Field and his children and (c) 996,572 shares of Class A common stock held of record by David J. Field as co-trustee of two trusts for the benefit of the descendants of David J. Field and Nancy E. Field and (d) 212,501 shares of Class A common stock which may be acquired through the exercise of options.

(7) Includes (a) 996,572 shares of Class A common stock held of record by Mr. Elkins as co-trustee of two trusts for the benefit of the descendants of David J. Field and Nancy E. Field, respectively (b) 513,876 shares of Class A common stock held of record by Mr. Elkins as co-trustee of a trust for the benefit of David J. Field and his children, (c) 613,150 shares of Class A common stock held of record by Mr. Elkins as co-trustee of a trust for the benefit of Nancy E. Field and her children, (d) 277,994 shares of Class A common stock held of record by Mr. Elkins as trustee of a trust for the benefit of Marie H. Field, (e) 106,549 shares of Class A common stock beneficially owned by Mr. Elkins as a director and officer of the Joseph and Marie Field Foundation and (f) 7,084 shares of Class A common stock which may be acquired through the exercise of options.

(8) Includes (a) 556,775 shares of Class A common stock held by Thomas H. Ginley in joint tenancy with his spouse, of which 250,000 shares are pledged to Bear Stearns & Co. pursuant to a pre-paid forward purchase contract, (b) 74,000 shares of Class A common stock owned of record by his spouse, all of which are pledged to Bear Stearns & Co. pursuant to a pre-paid forward purchase contract, (c) 74,000 shares of Class A common stock held of record by his spouse as co-trustee of two trusts for the benefit of their children, of which 37,000 shares are pledged to Bear Stearns & Co. pursuant to a pre-paid forward purchase contract and (d) 7,084 shares of Class A common stock which may be acquired through the exercise of options.

(9)  Includes (a) 147,368 shares of Class A common stock held of record by Marie
     H. Field as co-trustee of a trust for the benefit of David J. Field, (b) 306,094 shares of Class A common stock held of record by Marie H. Field as co-trustee of a trust for the benefit of Nancy E. Field, (c) 38,578 shares of Class A common stock held of record by Joseph M. Field, husband of Marie
     H. Field, as trustee of a trust for the benefit of a sister of Marie H. Field, (d) 106,549 shares of Class A common stock beneficially owned by Marie H. Field as a director and officer of the Joseph and Marie Field Foundation, (e) 7,084 shares of Class A common stock which may be acquired through the exercise of options and (f) 291,668 shares of Class A common stock which may be acquired by Joseph M. Field, husband of Marie H. Field, through the exercise of options. Does not include 9,402,555 shares of Class B common stock held by Joseph M. Field, Marie H. Field's spouse. See Note 2 above.

(10) Includes 7,084 shares of Class A common stock which may be acquired through the exercise of options.

(11) Includes 3,287,176 shares beneficially owned by Putnam Investment Management, LLC, 281,680 shares beneficially owned by The Putnam Advisory Company, LLC and 1,965,000 shares beneficially owned by Putnam New Opportunities Fund, each affiliates of Putnam Investments, LLC. Putnam Investments LLC, has shared voting power with respect to 58,200 shares and shared investment power with respect to all 3,568,856 shares. Putnam Investment Management, LLC exercises sole voting power over none of the shares, but has shared investment power with respect to 3,287,176 shares. The Putnam Advisory Company, LLC exercises shared voting power over 58,200 shares and shared investment power over 281,680 shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our Executive Officers and directors, and persons who own more than ten percent of a registered class of our equity securities ("Reporting Persons"), to file reports of beneficial ownership (Forms 3, 4 and 5) of our equity securities with the Commission and the New York Stock Exchange. Based solely on our review of Forms 3, 4 and 5 and amendments thereto furnished to us, we believe the Reporting Persons of Entercom were in compliance with these requirements for 2001 other than Herbert Kean who was late in reporting a transaction on Form 4.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     S. Gordon Elkins, one of our directors, is affiliated with the law firm of Stradley Ronon Stevens & Young. This firm has served as our outside counsel on various matters. For the years ended December 31, 1999, 2000 and 2001, we incurred legal fees from Stradley Ronon Stevens & Young in the amounts of $0.2 million, $0.1 million and $0.1 million, respectively.

                              INDEPENDENT AUDITORS

     We dismissed Deloitte & Touche LLP as our independent auditors on March 23, 2001, and engaged Arthur Andersen LLP as our new independent auditors as of such date. Our shareholders ratified the appointment of Arthur Anderson LLP as our independent auditors for the 2001 year at the 2001 annual meeting. The decision to change independent auditors was recommended by the audit committee to the board of directors and was approved by the board of directors. Deloitte & Touche LLP's reports on our financial statements for the years ended December 31, 2000 and 1999 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 1999 and December 31, 2000, and the subsequent interim period through March 23, 2001, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte & Touche LLP's satisfaction, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreements in connection with its report. There were no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)) during the years ended December 31, 1999 and 2000 and the subsequent interim period through March 23, 2001.

     We have provided each of Deloitte & Touche LLP and Arthur Andersen LLP with a copy of the above disclosure.

     During the years ended December 31, 1999 and 2000 and during the subsequent interim period through March 23, 2001, preceding the engagement of Arthur Andersen LLP, neither us nor anyone on our behalf consulted with Arthur Andersen LLP regarding the application of accounting principles to any transactions, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and in connection therewith either a written report or oral advice was provided to us that Arthur Andersen LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue. In June 1998, Sinclair Broadcast Group, Inc. ("Sinclair") acquired certain radio broadcast stations from Heritage Media Services, Inc. and immediately sold seven of these stations to us. As a result of this acquisition, we were required to include certain audited financial statements pertaining to the seven stations in our filings with the Securities and Exchange Commission. Arthur Andersen LLP were the independent auditors for Sinclair at the time of this acquisition and were doing the audit work for Sinclair in connection with the acquisition. We engaged Arthur Andersen LLP to prepare the audit for the seven stations that we acquired due to Arthur Andersen LLP's association with the transaction. In addition, in December 1999 and July 2000, we acquired additional radio broadcast stations from Sinclair. As a result of these acquisitions, we were required to include certain audited financial statements pertaining to these stations in our filings with the Securities and Exchange Commission. Arthur Andersen LLP had audited certain financial statements pertaining to these stations for Sinclair and provided us with consents to use these audited financial statements in certain of our filings with the Commission.

     Our board of directors, upon the recommendation of the audit committee, has appointed Arthur Andersen LLP to serve as our independent auditors for the 2002 year. However, in light of the ongoing governmental investigation of Arthur Andersen LLP and the uncertainty arising therefrom, the Board of Directors has decided not to submit that appointment to our shareholders for ratification at this time. Representatives of Arthur Andersen LLP are expected to be present at the annual meeting. Such representatives will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

OTHER MATTERS

     We do not know of any other matters to be presented at the annual meeting other than those discussed in this proxy statement. If however, other matters are properly brought before the annual meeting, your proxies will be able to vote those matters at their discretion.

SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     In order for shareholder proposals to be included in the proxy statement for the 2003 annual meeting, we must receive them no later than December 2, 2002. To be considered for inclusion in our proxy statement for that meeting, shareholder proposals must be in compliance with Rule 14a-8 under the Exchange Act and with our bylaws. They must also be submitted in writing by notice delivered to the Corporate Secretary, Entercom Communications Corp., 401 City Avenue, Suite 409, Bala Cynwyd, Pennsylvania 19004.

     Our bylaws require that for director nominations to be properly brought before an annual meeting by a shareholder, the shareholder must have given notice no later than March 5, 2003. This notice requirement is a separate requirement from the requirement above relating to the inclusion of shareholder proposals in a proxy statement. For such nomination to be included in the proxy materials, it must set forth:

     .    the shareholder's name and address;

     . the number of shares of our common stock the shareholder held of record, owned beneficially or represented by proxy as of the date of the notice;

     . such information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to Regulation 14A of the Exchange Act had proxies been solicited with respect to such nominee by management or our board of directors;

     . a description of all arrangements or understandings among the shareholder and each nominee and any other person or persons pursuant to which such nomination or nominations are to be made by the shareholder; and

     .    the consent of each nominee to serve as director if elected.

     Any such nomination must be submitted in writing by notice delivered to the Corporate Secretary at the address set forth above.

     If we have not received notice on or before February 15, 2003 of any matter a shareholder intends to propose for a vote at the 2003 annual meeting, then a proxy solicited by the board of directors may be voted on such matter in the discretion of the proxy holder.

ANNUAL REPORT

     We are mailing a copy of our 2001 Annual Report together with this proxy statement to shareholders of record on the annual meeting record date. Any shareholder who desires an additional copy may obtain it, without charge, by addressing a request to the Corporate Secretary, Entercom Communications Corp., 401 City Avenue, Suite 409, Bala Cynwyd, Pennsylvania 19004.

                                   APPENDIX A

                             Audit Committee Charter

Role and Independence

The audit committee of the board of directors assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the corporation and such other duties as directed by the board. The membership of the committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the board, would interfere with his or her individual exercise of independent judgment. The committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent auditors, the internal auditors, and the management of the corporation. In discharging this oversight role, the committee is empowered to investigate any matter bought to its attention, with full power to retain outside counsel or other experts for this purpose. This charter shall be reviewed, updated and approved annually by the Board of Directors.

Responsibilities

The audit committee's primary responsibilities include:

- Primary input into the recommendation to the board for the selection and retention of the independent auditors that audit the financial statements of the corporation. In the process, the committee will discuss and consider the auditors' written affirmation that the auditors are in fact independent, will discuss the nature and rigor of the audit process, receive and review all reports, and will provide to the independent auditors full access to the committee (and the board) to report on any and all appropriate matters.

- Provision of guidance and oversight to the internal audit function of the corporation, including review of the organization, plans, and results of such activity.

- Review of financial statements with management and the independent auditors. It is anticipated that these discussions will include quality of earnings, review of reserves and accruals, consideration of the suitability of accounting principles, review of highly judgmental areas, audit adjustments whether or not recorded, and such other inquiries as may be appropriate. Based on the review, the committee shall make its recommendation to the board as to the inclusion of the financial statements in the annual report on Form 10-K.

- Discussion with management and the independent auditors of the quality and adequacy of the company's internal controls.

- Discussion with management of the status of pending litigation, taxation matters, and other areas of oversight to the legal and compliance area as may be appropriate.

Reporting on audit committee activities to the full board and issuance annually of a summary report (including appropriate oversight conclusions) suitable for submission to the shareholders.

                         ANNUAL MEETING OF SHAREHOLDERS
                        OF ENTERCOM COMMUNICATIONS CORP.

     The 2001 Annual Meeting of Shareholders of Entercom Communications Corp. will be held on Thursday, May 2, 2002 at the Radnor Hotel, 591 East Lancaster Ave., St. Davids, Pennsylvania, 19087. The meeting will begin at 10:00 a.m., with a continental breakfast being provided to shareholders attending the meeting. Doors to the meeting will open at 9:30 a.m.

Directions and Accommodations:

                                  Radnor Hotel
                            591 East Lancaster Avenue
                              St. Davids, PA 19087
                                  610-688-5800

Directions:

From Downtown Philadelphia - I-76 West to I-476 South (Blue Route). Follow I-476 South to US-30 exit (Villanova-St. Davids), keep left at the fork in the ramp. Turn left onto Lancaster Avenue/US 30 West. Proceed to Radnor Chester Road, turn right into Radnor Hotel.

From Philadelphia International Airport - Interstate 95 South to I-476 North (Blue Route). Follow I-476 North to the US-30 exit (Villanova-St. Davids), keep left at the fork in the ramp. Turn left onto Lancaster Avenue/US 30 West. Proceed to Radnor Chester Road, turn right into Radnor Hotel.

                          ENTERCOM COMMUNICATIONS CORP.

                         PROXY FOR CLASS A COMMON STOCK

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR
                THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD on
                       THURSDAY, May 2, 2002 AT 10:00 A.M.


    The undersigned holder of Class A common stock, par value $0.01, of Entercom Communications Corp. (the "Company") hereby appoints Joseph M. Field and John C. Donlevie or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this proxy all Class A common stock of the Company that the undersigned shareholder would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, May 2, 2002 at 10:00 a.m. local time, at the Radnor Hotel, 591 East Lancaster Ave., St. Davids, Pennsylvania, 19087, and at any adjournments or postponements of the Annual Meeting. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

     This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each of the proposals and in the discretion of the proxies as to any other matters that may properly come before the Annual Meeting. The undersigned shareholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 and 2.

     PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                    (Reverse)

                          Entercom Communications Corp.


1.       PROPOSAL 1 - Election of Class A Directors

               [ ] FOR   [ ] WITHHOLD AUTHORITY   [ ] EXCEPTIONS
                             to vote for all
                             nominees listed below

         Nominees:  David J. Berkman and Lee Hague.
         (INSTRUCTIONS: to withhold authority to vote for any individual nominee, mark the "EXCEPTIONS" box and write that nominee's name in the space provided below.)
         Exceptions:

         ______________________________________________________________________


2.       PROPOSAL 2 - Election of Other Directors

               [ ] FOR   [ ] WITHHOLD AUTHORITY   [ ] EXCEPTIONS
                             to vote for all
                             nominees listed below

         Nominees: Joseph M. Field, David J. Field, John C. Donlevie, Herbert Kean and Marie H. Field. (INSTRUCTIONS: to withhold authority to vote for any individual nominee, mark the "EXCEPTIONS" box and write that nominee's name in the space provided below.)
         Exceptions:

         ______________________________________________________________________

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement in which Proposals 1 and 2 are fully explained.



Signature: _____________Signature (if held jointly): _____________ Date: _______

         Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in-fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.

                          ENTERCOM COMMUNICATIONS CORP.

                         PROXY FOR CLASS B COMMON STOCK

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR
                THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD on
                       THURSDAY, MAY 2, 2002 AT 10:00 A.M.

         The undersigned holder of Class B common stock, par value $0.01, of Entercom Communications Corp. (the "Company") hereby appoints Joseph M. Field and John C. Donlevie or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this proxy all Class B common stock of the Company that the undersigned shareholder would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, May 2, 2002 at 10:00 a.m. local time, at the Radnor Hotel, 591 East Lancaster Ave., St. Davids, Pennsylvania, 19087, and at any adjournments or postponements of the Annual Meeting. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

         This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposal 2 and in the discretion of the proxies as to any other matters that may properly come before the Annual Meeting. The undersigned shareholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

         PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                    (Reverse)

                          Entercom Communications Corp.

1.       PROPOSAL 2 - Election of Other Directors

                      [ ] FOR   [ ] WITHHOLD AUTHORITY     [ ] EXCEPTIONS
                                         to vote for all
                                         nominees listed below

         Nominees: Joseph M. Field, David J. Field, John C. Donlevie, Herbert Kean and Marie H. Field. (INSTRUCTIONS: to withhold authority to vote for any individual nominee, mark the "EXCEPTIONS" box and write that nominee's name in the space provided below.)
         Exceptions:

         ----------------------------------------------------------------------


2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement in which Proposal 2 is fully explained.



Signature:_____________Signature (if held jointly):______________Date: _________


         Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in-fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.